Dreyfus
Municipal Bond
Fund, Inc.
ANNUAL REPORT August 31, 1999
(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.
   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)
The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents
                                 THE FUND
                             2   Letter from the President
                             3   Discussion of Fund Performance
                             6   Fund Performance
                             7   Statement of Investments
                            21   Statement of Assets and Liabilities
                            22   Statement of Operations
                            23   Statement of Changes in Net Assets
                            24   Financial Highlights
                            25   Notes to Financial Statements
                            29   Report of Independent Auditors
                            30   Important Tax Information
                                 FOR MORE INFORMATION
                                 Back Cover

                                                                       The Fund
                                                              Dreyfus Municipal
                                                                Bond Fund, Inc.
LETTER FROM THE PRESIDENT
Dear Shareholder:
We are pleased to present this annual report for Dreyfus Municipal Bond Fund, Inc. covering the 12-month period from September 1, 1998 through August 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Richard Moynihan.
The past year has been mixed for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board in the fall of 1998 helped the U.S. economy withstand the effects of economic weakness in Japan, Asia and Latin America. As interest rates declined, the prices of many municipal bonds appreciated.
Soon after 1999 began, however, evidence emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.
In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.
We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Municipal Bond Fund, Inc.
Sincerely,
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 14, 1999

DISCUSSION OF FUND PERFORMANCE
Richard Moynihan, Portfolio Manager
How did Dreyfus Municipal Bond Fund, Inc.  perform during the period?
The fund produced a -2.60% total return(1) over the 12-month period ended August 31, 1999, compared to a total return of -1.63% for the average fund in the Lipper General Municipal Debt Funds category.(2 )We attribute the fund's performance to its lack of a sufficiently defensive posture in a rising interest rate environment during the second half of the reporting period.
What is the fund's investment approach?
Our goal is to seek a high level of federally tax-exempt income from a diversified portfolio of municipal bonds. We also seek competitive total returns.
To achieve these objectives, we employ two primary strategies. First, we attempt to add value by searching the national marketplace for the tax-exempt bonds that we believe are most likely to provide high returns. This search involves a thorough analysis of individual securities' characteristics -- such as maturity, yield, price and redemption features. When we find securities that we believe are more attractive than existing holdings, we typically add them to the fund. Second, we tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of interest-rate and supply-and-demand changes. If we expect interest rates to rise or the supply of newly issued bonds to increase, for example, we may reduce the fund's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect interest rates to decline or the demand for municipal bonds to surge, we may increase the fund' s duration to take advantage of potential opportunities for capital appreciation.
                                                             The Fund

What other factors influenced the fund's performance?
The fund was affected by changing interest rates over the past year. When the reporting period began on September 1, 1998, investors were concerned about the potentially adverse economic effects of the global currency and credit crises, which had spread from Asia to Russia and were threatening Latin America. To cushion the effects on prospective economic growth in the U.S. of increasing weakness in foreign economies and of less accommodative financial conditions domestically, the Federal Reserve Board reduced short-term interest rates last fall.
The Federal Reserve's strategy apparently was productive. Economies in Japan and Southeast Asia appear to have halted their deterioration early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment. In the second quarter, however, strong economic growth raised concerns among fixed-income investors that inflationary pressures might re-emerge. The Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall a reacceleration of inflation. This change in monetary policy -- and the increased attractiveness of taxable bonds with higher yields -- generally caused municipal bond prices to fall in July and August.
As the market declined, this fully invested fund experienced market losses that were greater than those felt by several of the funds in our comparative Lipper peer group. The fund's duration (a measurement of interest-rate sensitivity) was longer than the durations of many of our peers, and that detracted from the fund' s relative performance. The sector of the fund that is invested in high-coupon premium-priced bonds and produces a high level of income fell from favor and hurt our comparative performance.
In addition, because of strong economic conditions throughout the country, municipalities have had less need to borrow. Yet demand remained high from
individual    and    institutional    investors    seeking    to
reduce their income tax liabilities. This imbalance between supply and demand constrained the rise of municipal bond yields relative to the yields of taxable bonds. As a result, the municipal bond market generally outperformed the U.S. Treasury securities market over the first eight months of 1999.
What is the fund's current strategy?
We have continued to search for the most attractive values in the municipal bond market. We have found such values, in our opinion, in bonds from a diverse array of issuers. Early in the reporting period, we focused on bonds selling at a discount to their face values. This strategy enabled the fund to benefit from rising bond prices as interest rates fell. When interest rates reversed course during the second quarter of 1999 and began to rise, we shifted our emphasis to higher-yielding bonds. This strategy enabled us to take advantage of the higher income payments provided by bonds that are secured by the revenues generated by housing, health care and pollution control facilities, for example.
In anticipation of higher interest rates during the second quarter, we changed the fund' s average duration from being longer than its benchmark to being shorter than its benchmark. This change enabled us to make more funds available for the purchase of higher-yielding bonds. As of August 31, the fund's duration was at 8.85 years. We currently intend to maintain this relatively defensive position until the direction of economic growth, interest rates and monetary policy become clearer.
September 14, 1999
(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS.  CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.
(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.
                                                             The Fund

FUND PERFORMANCE
Comparison of change in value of $10,000 investment in Dreyfus Municipal Bond Fund and the Lehman Brothers Municipal Bond Index
Average Annual Total Returns AS OF 8/31/99


                                1 Year             5 Years            10 Years

FUND                              -2.60%            4.94%                6.24%
((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MUNICIPAL BOND FUND, INC. ON 8/31/89 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.
THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE TAX EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.
$20,307
Lehman Brothers Municipal Bond Index((+)
$18,313
Dreyfus Municipal Bond Fund



STATEMENT OF INVESTMENTS
August 31, 1999
                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.0%                                                       Amount ($)                Value ($)
ALABAMA--2.8%
Alabama Housing Finance Authority, SFMR:

   6.45%, 10/1/2025                                                                           6,645,000                6,853,188
   6.10%, 10/1/2027                                                                           9,800,000                9,996,000

Alabama Industrial Development Authority,
  SWDR (Pine City Fiber Co.):

      6.45%, 12/1/2023                                                                       23,000,000               23,157,550
      6.45%, 12/1/2023                                                                        3,345,000                3,367,913

Alabama Public School and College Authority,

   Capital Improvement 4.25%, 11/1/2018 (Insured; FSA)                                       20,000,000               16,250,400

Industrial Development Board of the Town of Courtland, SWDR
  (Champion International Corp. Project)

   7%, 11/1/2022                                                                              8,100,000                8,577,009

The Industrial Development Board of the Town of McIntosh,
  Environmental Facilities  Revenue
  (Ciba Specialty Chemicals Corp. Project)

   5.375%, 6/1/2028                                                                           4,000,000                3,734,080

Jefferson County, Sewer Revenue, Capital Improvement

   Warrants 5%, 2/1/2033 (Insured; FGIC)                                                      8,000,000                7,032,880

ALASKA--.5%
Alaska Housing Finance Corp.
  (Collateralized Veterans Mortgage Program)

   6.375%, 12/1/2027                                                                          6,875,000                7,100,844

Anchorage, Electric Utility Revenue

   6.50%, 12/1/2015 (Insured; MBIA)                                                           6,135,000                6,854,758

ARIZONA--1.7%
The Industrial Development Authority of the County of Apache,
  PCR (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                        14,000,000               12,894,000
      5.875%, 3/1/2033                                                                       37,050,000               34,513,557

ARKANSAS--.8%
Little River County, Revenue (Georgia-Pacific Corp. Project)

   5.60%, 10/1/2026                                                                          24,850,000               22,700,972

CALIFORNIA--9.2%
Airport Commission City and County of San Francisco
  (San Francisco International Airport):

      6.50%, 5/1/2015 (Insured; FGIC)                                                        10,100,000               10,881,033
      4.50%, 5/1/2023 (Insured; MBIA)                                                        20,000,000               16,776,000
      4.50%, 5/1/2028 (Insured; MBIA)                                                         6,000,000                4,962,960

Alameda Corridor Transportation Authority,
  Revenue, Senior Lien:

      Zero Coupon, 10/1/2033                                                                  9,605,000                1,343,643
      Zero Coupon, 10/1/2035                                                                 23,545,000                2,934,649
                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
CALIFORNIA (CONTINUED)

California 4.50%, 12/1/2021 (Insured; FGIC)                                                  14,435,000               12,176,789

California Department of Water System Revenue

   (Central Valley Project) 5%, 12/1/2029                                                    10,000,000                9,015,300

California Higher Education Loan Authority, Inc.,

   Student Loan Revenue 6.50%, 6/1/2005                                                      19,250,000               20,209,035

California Statewide Communities Development Authority:

   COP (The Internext Group) 5.375%, 4/1/2030                                                25,000,000               22,468,500
   LR 7.327%, 10/1/2033                                                                      20,750,000  (a)          17,902,270
   Special Facilities Revenue 7.178%, 10/1/2034                                              24,500,000  (a)          20,584,900

Department of Water and Power of The City of Los Angeles,

   Water Works Revenue 4.50%, 10/15/2024                                                     15,000,000               12,359,250

Foothill/Eastern Transportation Corridor Agency,
  Toll Road Revenue:

      Zero Coupon, 1/1/2025                                                                  43,860,000               10,355,346
      Zero Coupon, 1/1/2029                                                                  54,830,000               10,224,698
      5.75%, 1/15/2040                                                                       25,870,000               24,908,153

Los Angeles, Wastewater System Revenue

   4%, 6/1/2014 (Insured; MBIA)                                                               7,465,000                6,339,726

Sacramento County, COP, Crossover
  (Public Facilities Project - Coroner/Crime Lab)

   4.75%, 10/1/2027 (Insured; AMBAC)                                                         20,750,000               17,913,475

San Diego County, COP (Interim Justice Facilities Project)

   6.50%, 8/1/2007                                                                            9,805,000               10,318,586

San Joaquin Hills Transportation Corridor Agency,
  Toll Road Revenue:

      Zero Coupon, 1/15/2034 (Insured; MBIA)                                                120,000,000               16,290,000
      Zero Coupon, 1/15/2035 (Insured; MBIA)                                                100,000,000               12,809,000

COLORADO--1.7%
City of Colorado Springs, Utilities System Subordinate Lien

   Improvement Revenue 4.75%, 11/15/2026                                                      9,250,000                7,888,955

City and County of Denver:
  Airport Revenue:

      7.25%, 11/15/2023 (Prerefunded 11/15/2002)                                              6,390,000  (b)           7,061,397
      7.25%, 11/15/2023                                                                      19,375,000               20,845,562
   Special Facilities Airport Revenue (United Airlines Project)
      6.875%, 10/1/2032                                                                      11,250,000               11,677,500

CONNECTICUT--1.8%
Connecticut Development Authority, PCR
  (The Connecticut Light and Power Co. Project)

   5.85%, 9/1/2028                                                                           15,000,000               14,124,900



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
CONNECTICUT (CONTINUED)
Connecticut Housing Finance Authority
  (Housing Mortgage Finance Program):

      6.70%, 11/15/2012                                                                       3,295,000                3,521,037
      6.30%, 5/15/2024                                                                        7,240,000                7,455,390

Connecticut Resource Recovery Authority

   (American Fuel Co. Project) 6.45%, 11/15/2022                                              7,325,000                7,173,226

Mashantucket Western Pequot Tribe, Special Revenue:

   6.40%, 9/1/2011 (Prerefunded 9/1/2007)                                                     9,170,000  (b,c)        10,233,537
   6.40%, 9/1/2011                                                                            9,330,000  (c)           9,791,555

DELAWARE--.6%
Delaware Economic Development Authority,
  Water Development Revenue (Wilmington Suburban Water

   Corp. Project) 6.80%, 12/1/2023                                                            8,000,000                8,364,480
Delaware Housing Authority, Senior SFMR 6.45%, 1/1/2026                                       7,890,000                8,123,386

DISTRICT OF COLUMBIA--2.4%
Metropolitan Washington Airports Authority,
  Airport System Revenue:

      6.625%, 10/1/2012 (Insured; MBIA)                                                      40,400,000               43,179,924
      6.625%, 10/1/2019 (Insured; MBIA)                                                      23,600,000               25,132,820

FLORIDA--6.1%
Brevard County Housing Finance Authority, SFMR

   6.80%, 3/1/2028                                                                            5,845,000                6,124,099

Florida Community Services Corp. Walton County,
  Water and Sewer Revenue

   (South Walton County Regional Utility) 7%, 3/1/2018                                        3,500,000                3,762,780
Florida State Board of Education, Public Education
   Capital Outlay:
      4.50%, 6/1/2021                                                                        13,065,000               10,944,550
      4.50%, 6/1/2023 (Insured; FGIC)                                                        12,000,000                9,980,880
      4.50%, 6/1/2027                                                                        12,000,000                9,838,440
      4.50%, 6/1/2028 (Insured; MBIA)                                                         7,520,000                6,146,096

Florida State Department Juvenile Justice Lease Certificate
  (185 Bed Juvenile Residential) 5.20%, 6/15/2019

   (Insured; MBIA)                                                                           14,000,000               13,921,880

Florida, Department of Management Services,
  Florida Facilites Pool Revenue

   4.50%, 9/1/2028 (Insured; FSA)                                                             9,620,000                7,777,097
Gulf Breeze, Revenue (Capital Funding)
   4.50%, 10/1/2027 (Insured; MBIA)                                                          34,080,000               27,912,542
Orlando Utilities Commission, Water and Electric Revenue
   6.75%, 10/1/2017                                                                          15,875,000               18,172,906
                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
FLORIDA (CONTINUED)
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)

      6.70%, 2/15/2015                                                                       23,400,000  (d)          14,742,000
   (Osceola Power Limited Partnership) 6.95%, 1/1/2022                                       33,800,000  (d)          20,956,000

Polk County Industrial Development Authority, IDR

   (IMC Fertilizer) 7.525%, 1/1/2015                                                         15,200,000               16,032,200

South Lake County Hospital District, Revenue

   (South Lake Hospital, Inc.) 5.80%, 10/1/2034                                               8,350,000                7,954,043

GEORGIA--.6%
City of Atlanta, Water and Wastewater Revenue

   5.50%, 11/1/2022 (Insured; FGIC)                                                           7,500,000                7,465,350

Georgia Housing and Finance Authority,

   Single Family Mortgage 6.55%, 12/1/2027                                                    9,440,000                9,726,410

IDAHO--.4%

Idaho Housing Agency, Multi-Family Housing
   6.70%, 7/1/2024                                                                           10,050,000               10,628,679

ILLINOIS--4.5%
Chicago Board of Education:
  (Chicago School Reform) Zero Coupon,

      12/1/2028 (Insured; FGIC)                                                              13,000,000                2,270,190
   Refunding:
      Zero Coupon, 12/1/2017 (Insured; FGIC)                                                 10,000,000                3,448,200
      Zero Coupon, 12/1/2018 (Insured; FGIC)                                                 25,000,000                8,086,500
      Zero Coupon, 12/1/2024 (Insured: FGIC)                                                 31,050,000                6,921,045

Chicago O'Hare International Airport, Revenue
  Special Facilities (United Airlines Inc. Project)

   5.35%, 9/1/2016                                                                            9,685,000                8,908,554

Illinois Development Finance Authority, Revenue Pollution
  Control, Refunding (Central Illinois Public Service Co.)

   6.375%, 1/1/2028                                                                          14,000,000               14,511,700

Illinois Educational Facilities Authority, Revenue

   (Illinois Institute of Technology) 6.875% 12/1/2015                                        7,250,000                7,890,683

Illinois Health Facilities Authority, Revenue:

   (Evangelical Hospitals) 6.50%, 4/15/2009 (Insured; FSA)                                    5,000,000                5,544,800
   (Mercy Hospital and Medical Center) 7%, 1/1/2015                                           7,500,000                7,799,025

Illinois Housing Development Authority:
  Homeowner Mortgage Revenue:

      6.70%, 8/1/2025                                                                         2,270,000                2,348,360
      6.625%, 8/1/2026                                                                       13,235,000               13,670,299
   Multi-Family Housing (Lawndale Redevelopment Project)
      6.90%, 12/1/2026                                                                        8,750,000                9,325,750
   Multi-Family Program 6.75%, 9/1/2021                                                       8,750,000                9,078,475



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
ILLINOIS (CONTINUED)
Illinois Housing Development Authority (continued):
  Section 8 Elderly Housing Revenue
    (Morningside North Development)

      6.85%, 1/1/2021 (Prerefunded 1/1/2003)                                                 11,220,000  (b)          12,207,472

Metropolitan Pier and Exposition Authority,
  Dedicated Tax Revenue
  (McCormick Place Expansion Project)

   5.375%, 12/15/2016 (Insured; FGIC)                                                        17,130,000  (e)          16,640,425

INDIANA--1.9%
Brownsburg School Building Corp., First Mortgage

   6.10%, 2/1/2013 (Insured; FSA)
   (Prerefunded 2/1/2005)                                                                     7,500,000  (b)           8,152,800

Indiana Health Facility Financing Authority, HR

   (Clarian Health Partners, Inc.) 6%, 2/15/2021                                             18,000,000               18,252,000

Indiana Transportation Finance Authority, Airport Facility LR

   6.50%, 11/1/2007                                                                           5,635,000                6,020,152

IPS School Building Corp., First Mortgage

   6.10%, 1/15/2020 (Prerefunded 7/15/2004)                                                  11,000,000  (b)          11,946,330

Logansport Multi-Purpose School Building Corp.,

   First Mortgage 6%, 1/1/2009                                                                7,645,000                7,989,025

IOWA--.4%

Iowa Finance Authority, SFMR (Mortgage Backed
Securities Program) 6.65%, 7/1/2028                                                          10,570,000               10,946,292

KANSAS--1.2%

Wichita, HR 6.464%, 10/1/2022 (Insured; MBIA)                                                31,300,000               33,257,815

KENTUCKY--2.1%
City of Ashland, Sewage and Solid Waste Revenue

   (Ashland Inc. Project) 7.125%, 2/1/2022                                                   13,170,000               13,984,960

Kenton County Airport Board, Airport Revenue,
  Special Facilities (Delta Airlines Project):

      7.125%, 2/1/2021                                                                        8,455,000                8,932,369
      6.125%, 2/1/2022                                                                       10,000,000                9,790,700

Mount Sterling, LR (Kentucky League Cities Funding)

   6.10%, 3/1/2018                                                                            7,955,000                8,292,690

Pendleton County, Multi-County LR
  (Kentucky Associates Counties Leasing Trust Program)

   6.50%, 3/1/2019                                                                           18,500,000               19,115,680

LOUISIANA--.5%
Parish of West Feliciana, PCR (Gulf States Utilities-I)

   7.70%, 12/1/2014                                                                          14,000,000               14,990,220
                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
MAINE--.6%
Maine Financial Authority, Solid Waste Revenue
  Recycling Facilities (Great Northern Paper, Inc.

   Project-Bowater Inc. Obligor) 7.75%, 10/1/2022                                             8,165,000                8,840,082

Maine Housing Authority, Mortgage Purchase

   6.875%, 11/15/2023                                                                         7,935,000                8,377,535

MARYLAND--2.3%
Community Development Administration,
  Department of Housing and Community Development
  State of Maryland:

      9.924%, 4/1/2026                                                                        4,495,000  (a)           4,858,735
      8.160%, 7/1/2039                                                                        5,000,000  (a)           5,207,500
      (Single Family Program):
         6.80%, 4/1/2024                                                                     33,040,000               34,230,101
         6.75%, 4/1/2026                                                                     19,860,000               20,539,212

MASSACHUSETTS--2.3%
Massachusetts Bay Transportation Authority, General

   Transportation System 4.50%, 3/1/2026 (Insured; MBIA)                                      4,250,000                3,455,080

Massachusetts Development Finance Agency,
  Revenue (Boston University Issue):

   5.45%, 5/15/2059                                                                           2,500,000                2,253,400
   6%, 5/15/2059                                                                              9,000,000                8,962,740

Massachusetts Health and Educational Facilities Authority,
  Revenue (Brandeis University)

   4.75%, 10/1/2028 (Insured; MBIA)                                                          14,050,000               11,841,199

Massachusetts Housing Finance Agency, Revenue:
  Housing:

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        4,140,000                4,330,564
      6.60%, 1/1/2037 (Insured; AMBAC)                                                        7,100,000                7,448,255
   Single Family Housing:
      7.125%, 6/1/2025                                                                       12,810,000               13,376,458
      6.65%, 12/1/2027                                                                        7,180,000                7,487,591

Massachusetts Industrial Finance Agency, Revenue

   Museum (Norman Rockwell Stockbridge) 8.125%, 7/1/2011                                      2,695,000                2,804,525

Massachusetts Turnpike Authority, Metropolitan Highway

   System Revenue 5%, 1/1/2039 (Insured; AMBAC)                                               5,000,000                4,338,100

MICHIGAN--2.1%
Charter County of Wayne, Special Airport Facilities Revenue

   (Northwest Airlines, Inc., Facilities) 6.75%, 12/1/2015                                    8,775,000                9,084,757

The Economic Development Corp. of the County of Gratiot,
  Limited Obligation EDR (Danly Die Set Project)

   7.625%, 4/1/2007                                                                           3,200,000                3,380,352



                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
MICHIGAN (CONTINUED)
Michigan Hospital Finance Authority, Revenue
  Hospital, (Genesys Health System Obligated Group):

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                              15,000,000  (b)          17,961,300
      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                               15,300,000  (b)          17,599,743
Michigan Housing Development Authority, SFMR
   8.955%, 12/1/2027                                                                         11,200,000  (a)          11,828,992

MINNESOTA--2.4%
Minneapolis - Saint Paul Metropolitan Airports Commission,

   Airport Revenue 5.125%, 1/1/2031                                                          17,000,000               15,683,010

Minnesota Housing Finance Agency, Single Family Mortgage:

   6.90%, 7/1/2022                                                                            5,350,000                5,588,556
   6.50%, 7/1/2024                                                                           15,755,000               16,233,952
   6.45%, 7/1/2025                                                                           30,210,000               31,057,995

MISSOURI--.4%
Missouri Higher Education Loan Authority,

   Student Loan Revenue 6.75%, 2/15/2009                                                     11,500,000               12,027,505

NEBRASKA--.8%
Omaha Public Power District, Electric Revenue

   7.545%, 2/1/2014                                                                          22,400,000  (a)          23,270,464

NEVADA--2.2%
Clark County, Industrial Development Revenue
  (Nevada Power Co. Project):

      5.60%, 10/1/2030                                                                       12,900,000               11,739,387
      5.90%, 10/1/2030                                                                       15,500,000               14,836,755

Nevada GO (Nevada Municipal Bond Bank Project)

   4.75%, 5/15/2026 (Insured; MBIA)                                                          10,000,000                8,528,000

Nevada Housing Division (Single Family Program)

   6.80%, 4/1/2027                                                                            9,455,000                9,829,513

Washoe County:
  Gas Facilities Revenue (Sierra Pacific Power Co. Project)

      6.70%, 11/1/2032 (Insured; MBIA)                                                       10,000,000               10,624,500
   Gas and Water Facilities Revenue (Sierra Pacific)
      6.30%, 12/1/2014 (Insured; AMBAC)                                                       5,375,000                5,678,634

NEW HAMPSHIRE--4.1%
Business Finance Authority of the State of New Hampshire:
  PCR (Public Service Co. of New Hampshire Project)

      6%, 5/1/2021                                                                           15,500,000               14,638,510
   State Guaranteed Airport Revenue
   (Manchester Airport Project):
      6.50%, 1/1/2019                                                                        12,600,000               13,224,834
      6.375%, 1/1/2022                                                                        8,650,000                9,039,855
                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)               Value ($)
NEW HAMPSHIRE (CONTINUED)
New Hampshire Housing Finance Authority:
  Multi-Family Housing:

      7.55%, 7/1/2013                                                                         4,205,000                4,643,960
      (Mariners Village Project)
         6.60%, 1/1/2038 (Insured; FHA)                                                       7,365,000                7,698,708
   Single Family Mortgage:
      7.25%, 1/1/2016                                                                         2,225,000                2,362,082
      6.55%, 7/1/2026                                                                        18,295,000               18,844,582
   Single Family Residential Mortgage:
      7.10%, 1/1/2023                                                                        16,945,000               17,508,591
      7.75%, 7/1/2023                                                                        10,555,000               11,018,048
      6.85%, 1/1/2025                                                                         8,450,000                8,753,439
      6.95%, 1/1/2026                                                                         8,005,000                8,343,451

NEW JERSEY--3.5%
New Jersey Economic Development Authority, PCR
  (Public Service Electric and Gas Co. Project)

   6.40%, 5/1/2032 (Insured; MBIA)                                                           32,040,000               34,109,464

New Jersey Housing and Mortgage Finance Agency, Revenue:

   6%, 11/1/2002                                                                              4,405,000                4,507,592
   6.45%, 11/1/2007                                                                           7,260,000                7,638,028

New Jersey Transportation Trust Fund Authority,

   Transportation System 5.75%, 6/15/2020                                                     8,645,000  (e)           8,857,926

Pollution Control Financing Authority of Salem County, PCR,
  (Public Service Electric and Gas Co. Project)

   6.25%, 6/1/2031 (Insured; MBIA)                                                            6,500,000                6,810,310

NEW MEXICO--.6%
Albuquerque, HR (Presbyterian Health Care Services)

   6.375%, 8/1/2007 (Insured; MBIA)                                                           4,500,000                4,808,340
New Mexico Educational Assistance Foundation,
   Student Loan Revenue 7.45%, 3/1/2010                                                       6,550,000                6,940,642
New Mexico Mortgage Financing Authority 6.80%, 1/1/2026                                       5,500,000                6,081,240

NEW YORK--11.9%
Long Island Power Authority, Electric System General Revenue

   5.50%, 12/1/2029                                                                          10,465,000                9,968,645

New York City:

   7.50%, 2/1/2003                                                                            9,000,000                9,724,950
   7.25%, 8/15/2007                                                                          13,790,000               15,805,684
   6.375%, 8/15/2011 (Prerefunded 8/15/2005)                                                  6,565,000  (b)           7,221,369
   6.375%, 8/15/2011                                                                         24,720,000               26,728,500
   5.75%, 2/1/2014                                                                           25,055,000               25,361,673
   5.75%, 2/1/2015                                                                           18,145,000               18,391,591
   5.75%, 2/1/2017                                                                           22,500,000               22,655,250



                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
NEW YORK (CONTINUED)
New York City (continued):

   5.875%, 3/15/2018                                                                         23,000,000               23,245,180
   5.875%, 2/15/2019                                                                         23,715,000               23,934,127
   6%, 2/1/2022                                                                              12,750,000               12,955,913
   6.125%, 8/1/2025                                                                          22,625,000               23,180,896
   5%, 3/15/2029                                                                             13,755,000               12,111,277

New York State Dormitory Authority, Revenue:

   (City University) 7.50%, 7/1/2010                                                         10,000,000               11,494,000
   (New York and Presbyterian Hospital)
      4.75%, 8/1/2027 (Insured; AMBAC)                                                       47,750,000               40,884,505

New York State Housing Finance Agency, Revenue (Housing

   Project Mortgage) 6.125%, 11/1/2020 (Insured; FSA)                                        11,960,000               12,502,266

New York State Local Government Assistance Corp.

   4.375%, 4/1/2018 (Insured; FGIC)                                                          11,175,000                9,305,199

New York State Mortgage Agency, Revenue

   (Homeowner Mortgage) 6.65%, 10/1/2025                                                     21,160,000               22,275,132

New York State Thruway Authority, General Revenue

   5%, 1/1/2025                                                                              10,000,000                8,974,500

Port Authority of New York and New Jersey

   4.25%, 10/1/2026 (Insured; FGIC)                                                          47,105,000               37,271,360

NORTH CAROLINA--2.2%
City of Charlotte, Charlotte/Douglas International Airport,

   Special Facility Revenue (US Airways, Inc. Project)
   5.60%, 7/1/2027                                                                           12,280,000               10,872,221

North Carolina Housing Finance Agency, Single Family Revenue

   6.50%, 9/1/2026                                                                            5,815,000                6,023,991

North Carolina Public School Building:

   4.60%, 4/1/2015                                                                            4,115,000                3,735,762
   4.60%, 4/1/2016                                                                           27,720,000               24,896,441

Pitt County, Revenue (Pitt County Memorial Hospital)

   6.90%, 12/1/2021 (Prerefunded 12/1/2001)                                                  12,000,000  (b)          12,926,400

Winston Salem, COP 6.90%, 6/1/2011

   (Prerefunded 6/1/2001)                                                                     4,000,000  (b)           4,259,920

NORTH DAKOTA--.2%
North Dakota Housing Finance Agency

   (Housing Mortgage Finance Program) 6.75%, 7/1/2025                                         5,805,000                6,045,501

OHIO--1.8%
Cleveland, Airport Revenue Special (Continental Airlines Inc.

   Project) 5.375%, 9/15/2027                                                                27,600,000               23,950,452

Cuyahoga County, HR (Meridia Health System)

   7%, 8/15/2023 (Prerefunded 8/15/2001)                                                      7,000,000  (b)           7,508,970
                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
OHIO (CONTINUED)

Ohio Turnpike Commission, Turnpike Revenue
   4.50%, 2/15/2024 (Insured; FGIC)                                                          23,580,000               19,399,973

OKLAHOMA--1.0%
Claremore Industrial and Redevelopment Authority, EDR

   (Yuba Project) 8.375%, 7/1/2011                                                            7,500,000                7,875,675

Southern Oklahoma Memorial Hospital Authority, HR

   6.60%, 12/1/2012 (Prerefunded 12/1/2002)                                                   5,725,000  (b)           6,211,797

Tulsa Municipal Airport Trust, Revenue

   (AMR Corp.) 7.60%, 12/1/2030                                                              14,390,000               15,185,911

PENNSYLVANIA--1.3%
Delaware County Industrial Development Authority,
  Water Facilities Revenue (Philadelphia Suburban Water)

   6.35%, 8/15/2025 (Insured; FGIC)                                                          10,000,000               10,375,200

Pennsylvania Economic Development Financing Authority,

   SWDR (USG Corp. Project) 6%, 6/1/2031                                                     17,800,000               17,390,956

Saint Mary Hospital Authority (Bucks County) Revenue

   (Catholic Health Initiatives) 5%, 12/1/2028                                                8,850,000                7,728,970

RHODE ISLAND--1.2%
Rhode Island Housing and Mortgage Finance Corp.
  (Homeownership Opportunity):

      6.95%, 4/1/2022                                                                         9,045,000                9,478,979
      6.60%, 10/1/2025                                                                       10,210,000               10,546,828
      6.50%, 4/1/2027                                                                        11,835,000               12,247,095
      6.85%, 4/1/2027                                                                         2,905,000                2,982,767

SOUTH CAROLINA--1.3%
Piedmont Municipal Power Agency, Electric Revenue:

   5.25%, 1/1/2021                                                                            5,150,000                4,547,244
   6.60%, 1/1/2021                                                                            9,635,000                9,642,515

Richland County, Solid Waste Disposal Facilities Revenue

   (Union Camp Corp. Project) 7.125%, 9/1/2021                                                6,250,000                6,621,438

South Carolina Housing Finance and Development Authority,
  Mortgage Revenue:

      6.55%, 7/1/2015                                                                         3,950,000                4,109,817
      6.75%, 7/1/2026                                                                         5,835,000                6,066,825
      6.70%, 7/1/2027                                                                         6,200,000                6,460,896

TENNESSEE--.9%
Montgomery County Health, Educational and Housing Facility ,
  Board HR, Refunding and Improvement (Clarksville

   Regional Health System) 5.375%, 1/1/2028                                                  10,950,000                9,540,845

Tennessee Housing Development Agency, Mortgage Finance

   6.55%, 7/1/2026                                                                           15,995,000               16,566,981



                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
TEXAS--7.3%
Alliance Airport Authority Inc., Special Facilities Revenue:

   8.010%, 4/1/2021                                                                          28,035,000  (a)          28,472,907
   (American Airlines Inc. Project) 7%, 12/1/2011                                            12,330,000               13,383,968

Angelina and Neches River Authority, SWDR
  (Champion International Corp. Project)

   7.375%, 5/1/2015                                                                           5,570,000                5,943,747

Austin Independent School District (Permanent School

   Fund Guaranteed)
   4.50%, 8/1/2018                                                                           14,200,000               12,073,976

Bell County Health Facilities Development Corp.,
  Retirement Facility Revenue (Buckner Retirement Services,

   Inc. Obligated Group Project)
   5.25%, 11/15/2028                                                                         25,000,000               21,675,500

Gulf Coast Waste Disposal Authority, Revenue:

   (Champion International Corp.) 7.375%, 10/1/2025                                          12,000,000               12,821,760
   Solid Waste Disposal (Occidental Petroleum Corp. Project)
      7%, 11/1/2020                                                                           7,725,000                8,178,767

Harris County Hospital District, Mortgage Revenue

   7.40%, 2/15/2010 (Insured; AMBAC)                                                          8,355,000                9,606,412

Houston Hotel Occupancy Tax, Revenue 7%, 7/1/2009

   (Insured; FGIC) (Prerefunded 7/1/2001)                                                    12,225,000  (b)          12,842,974

Houston, Water and Sewer System Revenue (Junior Lein)

   Zero Coupon, 12/1/2026 (Insured; FSA)                                                    100,520,000               20,546,288

Lower Colorado River Authority, Revenue (Junior Lein -

   Seventh Supply)
   4.75%, 1/1/2028 (Insured; FSA)                                                            11,000,000                9,341,200

Rio Grande Valley Health Facilities Development Corp., HR

   (Valley Baptist Medical Center Project) 6.40%, 8/1/2016                                   11,200,000               11,828,096

Tarrant County Health Facilities Development Corp.,

   Health System Revenue, Refunding
   (Texas Health Resources System)
   5.75%, 2/15/2014 (Insured; MBIA)                                                           9,470,000                9,746,619

Texas:

   8.931%, 12/1/2020                                                                          7,605,000  (a)           8,329,757
   GO (Veterans Housing Assistance Fund) 7%, 12/1/2025                                        7,915,000                8,364,335

Texas Public Property Finance Corp., Revenue
  (Mental Health and Retardation Project)
  8.75%, 11/1/2010

   (Prerefunded 11/1/2000)                                                                    4,745,000  (b)           5,086,925

Tomball Hospital Authority, HR (Tomball Regional Hospital)

   6%, 7/1/2029                                                                              10,000,000                9,456,700
                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
UTAH--1.7%
Carbon County, SWDR, (Sunnyside Cogeneration)

   9.25%, 7/1/2018                                                                           20,000,000  (d)          12,000,000

Tooele County, Hazardous Waste Treatment Revenue

   (Union Pacific Project) 5.70%, 11/1/2026                                                  22,850,000               21,033,425

Utah Housing Finance Agency, Single Family Mortgage:

   6.55%, 1/1/2022                                                                            2,650,000                2,736,761
   6.40%, 1/1/2027                                                                            4,730,000                4,885,097
   6.65%, 7/1/2027                                                                            5,165,000                5,368,553
   7%, 7/1/2027                                                                               1,290,000                1,356,151

VERMONT--.4%

Vermont Housing Finance Agency, Single Family Housing
   6.875%, 5/1/2025                                                                          10,500,000               10,873,590

VIRGINIA--1.2%
Giles County Industrial Development Authority,
  Solid Waste Disposal Facility Revenue

   (Hoechst Celanese Corp. Project) 6.625%, 12/1/2022                                         8,715,000                9,119,550

Virginia Housing Development Authority, Commonwealth
  Mortgage:

      6.70%, 1/1/2022                                                                           845,000                  849,943
      6.40%, 7/1/2022 (Insured; MBIA)                                                        24,000,000               24,938,640

WASHINGTON--2.8%
Central Puget Sound Regional Transit Authority,
  Sales Tax Motor Vehicle Excise Tax Revenue

   4.75%, 2/1/2028 (Insured; FGIC)                                                           83,100,000               69,951,918

Public Utility District No. 1 of Chelan County,
  Chelan Hydro Consolidated System Revenue

   6.55%, 7/1/2023                                                                           10,000,000               10,499,200

WEST VIRGINIA--.3%
Braxton County, Solid Waste Disposal Revenue

   (Weyerhaeuser Co. Project) 6.50%, 4/1/2025                                                 8,000,000                8,442,000

WISCONSIN--1.1%
Madison, IDR (Madison Gas and Electric Co. Project)

   6.75%, 4/1/2027                                                                           10,000,000               10,531,100

Wisconsin Health and Educational Facilities Authority,

   Revenue (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                       22,000,000               19,665,800

WYOMING--1.2%
Sweetwater County:

   PCR (Idaho Power Co. Project) 6.05%, 7/15/2026                                            17,000,000               17,120,360
   SWDR (FMC Corp. Project) 6.90%, 9/1/2024                                                  16,225,000               16,885,520



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
U.S. RELATED--.7%

Guam Power Authority, Revenue 5.25%, 10/1/2034                                               15,000,000               13,429,950

Commonwealth of Puerto Rico, Public Improvement

   5.25%, 7/1/2016                                                                            5,500,000                5,376,415

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $ 2,858,142,657)                                                                                          2,809,878,981

SHORT-TERM MUNICIPAL INVESTMENTS--2.7%
ALABAMA--.4%
Columbia Industrial Development Board, PCR, VRDN

   (Alabama Power Co. Project) 2.70%                                                          7,000,000  (f)           7,000,000

Stevenson Industrial Development Board, Environmental
  Improvement Revenue VRDN (Mead Corp. Project)

   2.90% (LOC; Toronto - Dominion Bank)                                                       4,900,000  (f)           4,900,000

GEORGIA--1.0%
Appling County Development Authority, PCR, VRDN

   (Georgia Power Co. Plant Hatch Project) 2.85%                                             13,700,000  (f)          13,700,000

Hapeville Development Authority, IDR, VRDN

   (Hapeville Hotel Ltd.) 2.80% (LOC; Deutsche Bank)                                         15,300,000  (f)          15,300,000

MINNESOTA--.0%
Duluth, Tax Increment Revenue, VRDN (Lake Superior Paper)

   3.10% (LOC; Wachovia Bank of Georgia)                                                        100,000  (f)             100,000

NEW YORK--.2%

New York City, VRDN 3% (LOC; Chase Manhattan Bank)                                            4,800,000  (f)           4,800,000

TEXAS--.9%

Harris County Health Facilities Development Corp., HR, VRDN                                  25,000,000  (f)          25,000,000
   (Methodist Hospital) 3%

WYOMING--.2%
Unita County, PCR, VRDN (Chevron USA Inc. Project)

   2.70% (LOC; Chevron Corp.)                                                                 6,000,000  f             6,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $76,800,000)                                                                                                 76,800,000
TOTAL INVESTMENTS (cost $2,934,942,657)                                                          101.7%            2,886,678,981
LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.7%)             (47,472,481)
NET ASSETS                                                                                       100.0%            2,839,206,500
                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)
Summary of Abbreviations



AMBAC          American Municipal Bond Assurance                       IDR           Industrial Development Revenue
                  Corporation                                          LOC           Letter of Credit
COP            Certificate of Participation                            LR            Lease Revenue
EDR            Economic Development Revenue                            MBIA          Municipal Bond Investors Assurance
FGIC           Financial Guaranty Insurance Company                                     Insurance Corporation
FHA            Federal Housing Administration                          PCR           Pollution Control Revenue
FSA            Financial Security Assurance                            SFMR          Single Family Mortgage Revenue
GO             General Obligation                                      SWDR          Solid Waste Disposal Revenue
HR             Hospital Revenue                                        VRDN          Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch        or        Moody's          or   Standard & Poor's       Value (%)
AAA                    Aaa                    AAA                         34.6
AA                     Aa                     AA                          19.5
A                      A                      A                           17.7
BBB                    Baa                    BBB                         15.7
BB                     Ba                     BB                           2.1
B                      B                      B                            1.6
P1                     MIG1/P1                SP1/A1                       2.7
Not Rated(g)           Not Rated(g)           Not Rated(g)                 6.1
                                                                         100.0

(A)  INVERSE FLOATER SECURITY -- THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.
(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.
(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933.  THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31, 1999,
THESE SECURITIES AMOUNTED TO $20,025,092 OR .7% OF NET ASSETS.
(D)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENT IN DEFAULT.
(E)  PURCHASED ON A DELAYED DELIVERY BASIS.
(F)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST RATE - SUBJECT TO PERIODIC
CHANGE.
(G)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER
 TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY
INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999
STATEMENT OF INVESTMENTS (CONTINUED)
                                                            Cost         Value
ASSETS ($):
Investments in securities--See Statement of
Investments                                         2,934,942,657  2,886,678,98
Interest receivable                                                  43,964,384
Prepaid expenses                                                         44,439

                                                                   2,930,687,804
LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                         1,650,366
Cash overdraft due to Custodian                                      60,652,266
Payable for investment securities purchased                          29,047,491
Payable for shares of Common Stock redeemed                               4,412
Accrued expenses                                                        126,769

                                                                     91,481,304
NET ASSETS ($)                                                    2,839,206,500

COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                    2,888,482,02
Accumulated distribution in excess of net realized gain on investments
                                                                    (1,011,848)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                          (48,263,676)
NET ASSETS ($)                                                   2,839,206,500

SHARES OUTSTANDING
(600 million shares of $.01 par value Common Stock authorized)      242,601,890
NET ASSET VALUE, offering and redemption price per share--Note 3(d)($)    11.70
SEE NOTES TO FINANCIAL STATEMENTS.
                                                             The Fund

STATEMENT OF OPERATIONS
Year Ended August 31, 1999

INVESTMENT INCOME ($):
INTEREST INCOME                                                    179,352,833
EXPENSES:
Management fee--Note 3(a)                                           18,852,292
Shareholder servicing costs--Note 3(b)                               3,678,896
Custodian fees                                                         143,374
Registration fees                                                       86,527
Prospectus and shareholders' reports                                    68,335
Professional fees                                                       66,451
Directors' fees and expenses--Note 3(c)                                 65,475
Loan commitment fees--Note 2                                            14,166
Miscellaneous                                                           65,873
TOTAL EXPENSES                                                      23,041,389

Less--reduction in management fee due to
   undertaking--Note 3(a)                                              (67,190)
NET EXPENSES                                                        22,974,199
INVESTMENT INCOME--NET                                             156,378,634

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments                             13,558,522
Net unrealized appreciation (depreciation) on investments         (242,364,572
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (228,806,050)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               (72,427,416)
SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
                                                        Year Ended August 31,
                                                        1999           1998
OPERATIONS ($):
Investment income--net                            156,378,634    169,772,612
Net realized gain (loss) on investments            13,558,522     49,477,334

Net unrealized appreciation (depreciation)
   on investments                                (242,364,572)    53,807,416

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                     (72,427,416)    273,057,362

DIVIDENDS TO SHAREHOLDERS FROM ($):
Investment income--net                          (156,378,634)   (170,739,421)
Net realized gain on investments                 (57,678,882)    (18,847,051)
TOTAL DIVIDENDS                                 (214,057,516)   (189,586,472)
CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                   1,019,336,546  1,928,492,791
Dividends reinvested                              139,183,667    118,802,455
Cost of shares redeemed                       (1,367,812,152) (2,250,558,450)
INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                   (209,291,939)   (203,263,204)
TOTAL INCREASE (DECREASE) IN NET ASSETS         (495,776,871)   (119,792,314)

NET ASSETS ($):
Beginning of Period                             3,334,983,371  3,454,775,685
END OF PERIOD                                   2,839,206,500  3,334,983,371
CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                        81,694,255    152,496,991
Shares issued for dividends reinvested             11,145,811      9,353,598
Shares redeemed                                  (109,685,516)  (177,759,994)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (16,845,450)   (15,909,405)
SEE NOTES TO FINANCIAL STATEMENTS.
                                                             The Fund

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                     Year Ended August 31,

                                                        1999            1998             1997             1996             1995

PER SHARE DATA ($):

Net asset value, beginning
   of period                                           12.85            12.55            12.23            12.41            12.39

Investment Operations:

Investment income--net                                   .62              .64              .67              .69              .72
Net realized and unrealized
   gain (loss) on investments                          (.93)              .37              .33            (.18)              .09
Total from Investment Operations                       (.31)             1.01             1.00              .51              .81

Distributions:

Dividends from investment
   income--net                                         (.62)            (.64)            (.67)            (.69)            (.72)
Dividends from net realized gain
   on investments                                      (.22)            (.07)            (.01)               --            (.07)
Total Distributions                                    (.84)            (.71)            (.68)            (.69)            (.79)
Net asset value, end of period                         11.70            12.85            12.55            12.23            12.41
TOTAL RETURN (%)                                      (2.60)             8.36             8.24             4,16             6.93

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                    .73              .73              .71              .71              .70
Ratio of net investment income
   to average net assets                                4.98             5.04             5.39             5.57             5.94
Decrease reflected in above expense
   ratios due to undertakings by the
   Manager                                            .00(a)              .01               --               --               --
Portfolio Turnover Rate                                55.77            63.07            66.89            64.48            51.55
Net Assets, end of period
   ($ x 1,000)                                     2,839,207        3,334,983        3,454,776        3,572,286        3,936,734
(A)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Significant Accounting Policies:
Dreyfus Municipal Bond Fund, Inc. (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.
The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
(a) Portfolio valuation: Investments in securities (excluding financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or
the     The    Fund
national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled  a  month  or  more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.
(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.
(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2--Bank Line of Credit:
The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of
the    Facility.    Interest    is
charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 1999, the fund did not borrow under the Facility.
NOTE 3--Management Fee And Other Transactions With Affiliates:
(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager had undertaken  from  September  1,  1998  through  August  31,  1999  to reduce the management fees paid by, or reimburse such excess expenses of the fund, to the extent that the fund's aggregate annual expenses (excluding taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of .74 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $67,190 during the period ended August 31, 1999.
(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1999, the fund was charged $2,323,152 pursuant to the Shareholder Services Plan.
The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 1999, the fund was charged $870,776 pursuant to the transfer agency agreement.
                                                             The Fund

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days of their issuance, including redemptions made through the use of the fund's Exchange privilege. During the period ended August 31, 1999, redemption fees retained by the fund amounted to $106,330.
NOTE 4--Securities Transactions:
The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1999, amounted to $1,728,008,787 and $1,961,309,679, respectively.
At August 31, 1999, accumulated net unrealized depreciation on investments was $48,263,676, consisting of $85,015,492 gross unrealized appreciation and $133,279,168 gross unrealized depreciation.
At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Municipal Bond Fund, Inc.
We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Fund, Inc., including the statement of investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund, Inc. at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
New York, New York
October 4, 1999
                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)
In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 1999:
       --all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and
--the fund hereby designates $.1277 per share as a long-term capital gain distribution of the $.2237 per share paid on December 9, 1998.
As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.


NOTES


                                                           For More Information
                         Dreyfus
                         Municipal Bond Fund, Inc.
                         200 Park Avenue
                         New York, NY 10166
                         Manager
                         The Dreyfus Corporation
                         200 Park Avenue
                         New York, NY 10166
Custodian
The Bank of New York
100 Church Street
New York, NY 10286
Transfer Agent & Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940
Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109
To obtain information:
BY TELEPHONE Call 1-800-645-6561
BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144
BY E-MAIL Send your request to info@dreyfus.com
ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com
            (c) 1999 Dreyfus Service Corporation                       054AR998